EXHIBIT 99.1

3D Systems President and CEO Vyomesh Joshi Announces Plans to Retire

Joshi Will Continue in Role Until Successor is Selected

ROCK HILL, S.C., Feb. 06, 2020 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) today announced that President and CEO Vyomesh (VJ) Joshi, 65, has notified the Board of Directors of his decision to retire and the Board has initiated a search for his successor. Joshi will continue to serve in his current role until a new CEO is appointed and will then transition to be a strategic advisor to the company.  The company is partnering with executive search firm Spencer Stuart to conduct a search for Joshi’s successor.

“On behalf of the board of directors, I want to personally thank VJ for his accomplishments at 3D Systems. He is a pioneer and a visionary in digital manufacturing solutions and he has led this company through a vital phase,” said Charles (Chip) McClure, Chairman of the Board of Directors.  “I have such great respect for him and his career. He is a man of integrity and I am grateful to have served alongside him.”

Joshi joined 3D Systems in April 2016.  Under his leadership, the company has stabilized financially, significantly improved product quality and re-invigorated innovation across its portfolio of 3D printing hardware, materials, software and services to take digital manufacturing solutions from prototyping to production.

“A lot of personal reflection and discussion with the Board have gone into my decision. The deciding factor was our full confidence that 3D Systems is ready for the next level,” Joshi said.  “We are poised for growth and we have built a great team, a strong culture and a powerful portfolio.  I am honored to have led 3D Systems through such a pivotal stage and position the company for profitable growth in its next chapter.”

Last week, the company announced it plans to hold a conference call and simultaneous webcast to discuss its financial results for the fourth quarter and full year 2019 on Wednesday, February 26, 2020, at 4:30 p.m. Eastern Time.  For the fourth quarter of 2019, the company anticipates revenue will be in the range of $163 million to $165 million.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

About 3D Systems
More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading digital manufacturing solutions company, it empowers manufacturers to create products and business models never before possible through transformed workflows. This is achieved with the Company’s best-of-breed digital manufacturing ecosystem - comprised of plastic and metal 3D printers, print materials, on-demand manufacturing services and a portfolio of end-to-end manufacturing software. Each solution is powered by the expertise of the company’s application engineers who collaborate with customers to transform manufacturing environments. 3D Systems’ solutions address a variety of advanced applications for prototyping through production in markets such as aerospace, automotive, medical, dental and consumer goods. More information on the company is available at www.3dsystems.com.

Investor Contact:   investor.relations@3dsystems.com
Media Contact:      press@3dsystems.com